Note 2 - Net Income (Loss) Per Share (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Net loss attributable to Avalon Holdings Corporation common shareholders	$ (712)	$ (1,080)
Weighted Average Number of Shares Outstanding, Basic	3,803,331	3,803,331
Potentially dilutive shares from stock options (in shares)
Shares used in computing diluted loss per share (in shares)	3,803,000	3,803,000
Basic and diluted net loss per share (in dollars per share)	$ (0.19)	$ (0.28)